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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 14, 2003


                           LONG ISLAND FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-29826            11-3453684
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(State or other jurisdiction             (Commission         (IRS Employer
of incorporation or organization)        File Number)     Identification Number)


                  One Suffolk Square, Islandia, New York 11749
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                    (Address of Principal Executive Offices)


                                 (631) 348-0888
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if change since last report)




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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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         Exhibit 99.1    Press Release dated July 14, 2003

ITEM 9.   REGULATION FD DISCLOSURE.
          ------------------------

         On July 14, 2003, the registrant issued a press release announcing the registrant's earnings for the second quarter of fiscal year 2003 and the prior declaration of a dividend.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in Release Nos. 33-8216 and 34-47583.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LONG ISLAND FINANCIAL CORP.



                                        By: /s/ Douglas C. Manditch
                                            -----------------------
                                            Douglas C. Manditch
                                            President & Chief Executive Officer
                                            Date:   July 16, 2003


                                        By: /s/ Thomas Buonaiuto
                                            --------------------
                                            Thomas Buonaiuto
                                            Vice President & Treasurer
                                            Date:   July 16, 2003